PUTNAM
FLORIDA
TAX EXEMPT
INCOME FUND

SEMIANNUAL REPORT

November 30, 1995

[LOGO]
BOSTON * LONDON * TOKYO

FUND HIGHLIGHTS
"Our main investment goals are to strategically position the portfolio's holdings along the part of the yield curve that stands to perform well in the months ahead and to continue moving call risk out of the fund."

                                          -- Richard P. Wyke, Manager,
                                 Putnam Florida Tax Exempt Income Fund




"Not only is serious consideration of a major tax overhaul unlikely until well after the 1996 election, but most current proposals leave the deductibility of municipal bond interest in place. . . . The difficulty and cost of buying and selling individual bonds make muni funds the best choice for most people."

                       -- Money, OIncome Investing '96,O Forecast 1996


CONTENTS

4    Report from Putnam Management

8    Fund performance summary

11   Portfolio holdings

17   Financial statements

FROM THE CHAIRMAN
DEAR SHAREHOLDER:

                                              [PHOTO OF GEORGE PUTNAM]
                                                     (C) KARSH, OTTAWA

TAX-EXEMPT BOND INVESTORS WILL LONG REMEMBER 1995 AS A YEAR OF HIGHS AND LOWS IN THE MARKET. THE YEAR BEGAN AS THE BOND MARKET WAS COMING OFF ONE OF ITS WORST PERIODS IN RECENT MEMORY. JUST AS THINGS BEGAN TO LOOK BRIGHTER FOR TAX-EXEMPT BONDS, TALK IN WASHINGTON ABOUT TAX REFORM CAST A WAVE OF UNCERTAINTY OVER INVESTORS.

BY THE TIME PUTNAM FLORIDA TAX EXEMPT INCOME FUND ENTERED ITS NEW FISCAL YEAR IN JUNE, INVESTORS HAD BEGUN TO REGAIN THEIR COMPOSURE, REALIZING HOW REMOTE ENACTMENT OF ANY TAX-REFORM LEGISLATION WAS LIKELY TO BE DURING AN ELECTION YEAR. AS THE FUND REACHED THE FISCAL YEAR'S MIDPOINT ON NOVEMBER 30, 1995, SHAREHOLDERS COULD LOOK BACK ON A PERIOD OF IMPRESSIVE RECOVERY.

FURTHERMORE, BECAUSE OF THE EARLIER INTERRUPTION OVER TAX-REFORM PROPOSALS, FUND MANAGER RICHARD P. WYKE BELIEVES THE RALLY WILL BE SUSTAINED DURING THE SECOND HALF OF FISCAL 1996 AS THE TAX-EXEMPT BOND MARKET CONTINUES TO MAKE UP LOST GROUND. HIS REPORT, WHICH FOLLOWS, PROVIDES MORE DETAILS.

RESPECTFULLY YOURS,

[SIGNATURE]

GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
JANUARY 17, 1996

REPORT FROM THE FUND MANAGER
RICHARD P. WYKE

For the six months ended November 30, 1995, the sun shone brightly on Florida municipal debt, overpowering the flat-tax fears that had clouded the market earlier in 1995. Putnam Florida Tax Exempt Income Fund produced solid results during the semiannual period, posting gains of 4.78% and 4.43% at net asset value for class A and class B shares, respectively. For performance over longer periods and of class M shares, which became available on May 1, 1995, see page 8.

STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE

After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30, 1995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark 30-year Treasury bond seems to be fast approaching the historically low level of 5.79% (as of October 15, 1993).

On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion. However, their performance relative to taxable investments may appear somewhat lackluster because of investors' lingering concerns about the perceived effects of the flat-tax proposal introduced in April, which, in its purest form, would deprive municipal bonds of their beneficial tax treatment. These investor concerns prevented your fund's investments from attaining the full price appreciation potential presented by the favorable investment environment.

We, on the other hand, prefer to look at the semiannual returns in a historical context, noting that they are the highest on record for any semiannual period over the past decade. In any good year, this performance would have been quite satisfactory and during 1994's bear market, it would have been considered a blessing.

Furthermore, on a tax-equivalent basis, a Florida investor in the combined maximum federal and state income tax bracket of 39.60% would have had to earn 8.61%, 7.53%, and 8.05%, respectively, to match the 5.20%, 4.55%, and 4.86% current dividend rates your fund's class A, class B, and class M shares produced at NAV.


BULLET CONFIGURATION FAVORED OVER BARBELL

At the beginning of the period, we had the majority of the fund's holdings clustered, or "barbelled," in securities at both the short end and the long end of the yield curve. However, with flat-tax concerns, unsettled interest rate movements, and decreased liquidity pelting the municipal-bond market this past summer, we chose to regroup, or "bullet," assets into bonds we believed offered not only better value but better balance of income and market risk. We selectively sold bonds with 15- year or shorter maturities and those with 30-year maturities to purchase bonds within the 15- to 25-year range. By period's end, the 15- to 25-year bonds comprised 58.02% of net assets, up from 51% on May 31, 1995, while bonds within the 25- to 30+-year range decreased from 38% of net assets to 32%. Once the rally regained momentum, the heightened demand for 15- to 25-year bonds helped boost your fund's net asset value.

MUNICIPAL BONDS CURRENTLY OFFER
AN EXCELLENT BUYING OPPORTUNITY
[MOUNTAIN CHART]
----------------------------------------------------------------------
DATE
11/94                                                            86.6%
12/94                                                            85.1%
1/95                                                             83.0%
2/95                                                             80.6%
3/95                                                             80.8%
4/95                                                             82.2%
5/95                                                             86.6%
6/95                                                             90.7%
7/95                                                             87.7%
8/95                                                             90.6%
9/95                                                             91.6%
10/95                                                            90.7%
11/95                                                            90.6%
----------------------------------------------------------------------
This chart shows the yield of an average 30-year general obligation bond as a percentage of the yield of an average 30-year U.S. Treasury bond, plotted monthly. Treasury bonds are backed by the full faith and credit of the U.S. government. Source: Bloomberg.

PORTFOLIO STRUCTURED FOR OPTIMUM PERFORMANCE

Our goal throughout the period has been to position the fund to fully participate in any rallies that might be sparked by declining interest rates while avoiding unnecessary market or credit risk. Pursuing this, we've chosen to emphasize bonds that, through credit quality, price, or maturity, we believe are more favorable to own in the current climate.

Because of investors' appetite for yield, the yield spread between AAA- and BBB-rated bonds has remained narrow despite the rally, creating an ideal environment for us to upgrade our bond selections without
sacrificing   high   current  income  potential.  We   decreased   the
portfolio's exposure to the lower-rated end of the investment grade spectrum slightly and increased its weighting in higher-rated bonds. The fund's AAA- rated holdings have already appreciated significantly as a result of the declining rate environment and stand to appreciate more should the yield spread widen.

An example of our repositioning efforts includes the sale of a large position in a Tampa Capital Improvement Program revenue bond -- a BBB-rated issue -- in favor of several AAA- rated securities. Interestingly, this action not only helped the fund experience additional price appreciation from the rising market but also proved timely because the Tampa bond had considerable exposure to the now deteriorated Japanese banking industry.

FUNDAMENTALS ARE SOUND, VALUATIONS APPEALING
As we enter the second half of fiscal 1996, we expect conditions for investing in fixed-income securities to remain advantageous. Subsiding inflation, a benign interest rate environment, and decelerating economic growth seem likely to continue.

The debate over tax reform is probably the most critical factor that will influence tax-exempt bond performance over the next 12 months. While more instability cannot be ruled out, we believe investors have come to realize that a revision of the income tax code would not likely occur until after the 1996 presidential election, at which time it would most likely involve a simplification of the existing system rather than a major

TOP INDUSTRY SECTORS*
[BAR CHART]
----------------------------------------------------------------------
Hospitals/Health care                                            22.1%
Utilities/Water and sewerage                                     17.9%
Transportation/Airlines                                          12.5%
----------------------------------------------------------------------
*Based on net assets as of 11/30/95. Holdings will vary over time.

overhaul. That said, we are upbeat about the prospects for the municipal-bond market for several reasons:

First, any time municipal bonds underperform relative to Treasuries we believe a buying opportunity exists. Most high-grade, long-term municipal bonds are now providing 90% of the yield that Treasury bonds are offering on a before-tax basis. While there can be no assurance, the failure of municipal bonds to participate in the 1995 rally to the same degree as their taxable counterparts leaves the potential for additional price appreciation.

Second, new issue supply has been scant in 1995, down by roughly 10% to 15% from 1994 levels, while investor demand for municipal bonds has once again picked up with the easing of flat-tax concerns. This presents a positive dynamic for continued price support.

Last, government, on both the state and national levels, is addressing for the first time in history the issue of how to be more efficient. Such attention to fiscal responsibility bodes well for the fundamental structure of the municipal market.

The views expressed throughout this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM FLORIDA TAX EXEMPT INCOME FUND IS DESIGNED FOR INVESTORS SEEKING A HIGH LEVEL OF CURRENT INCOME FREE FROM FEDERAL TAX CONSISTENT WITH PRESERVATION OF CAPITAL, BY INVESTING IN SECURITIES EXEMPT FROM THE FLORIDA INTANGIBLES TAX.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 11/30/95

                      CLASS A             CLASS B           CLASS M
                     (8/24/90)*          (1/4/93)*         (5/1/95)*
                   NAV       POP       NAV      CDSC      NAV    CDSC
----------------------------------------------------------------------
6 months           4.78%    -0.15%     4.43%    -0.57%   4.53%   1.10%
----------------------------------------------------------------------
1 year            19.11     13.47     18.33     13.33   --      --
----------------------------------------------------------------------
5 years           49.20     42.11     --        --      --      --
Annual average     8.33      7.28     --        --      --      --
----------------------------------------------------------------------
Life of class     54.20     46.94     17.96     13.96    7.95    4.42
Annual average     8.57      7.58      5.86      4.61   --      --
----------------------------------------------------------------------

*    Commencement of operations

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95

                                       LEHMAN BROS.
                                          MUNICIPAL           CONSUMER
                                         BOND INDEX        PRICE INDEX
----------------------------------------------------------------------
6 months                                       5.18%
0.92%
----------------------------------------------------------------------
1 year                                        18.90
2.61
----------------------------------------------------------------------
5 years                                       51.82
14.80
Annual average                                 8.71
2.80
----------------------------------------------------------------------
Life of class A                               57.77
16.72
Annual average                                 9.04
2.98
----------------------------------------------------------------------
Life of class B                               23.88
8.24
Annual average                                 7.66
2.77
----------------------------------------------------------------------
Life of class M                                8.53
1.12
----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Class A share performance data do not take into account distribution fees prior to implementation of the class A distribution plan in 1993. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes applicable contingent deferred sales charge with the maximum being 5%.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                      CLASS A             CLASS B         CLASS M
                    NAV      POP       NAV       CDSC    NAV     POP
----------------------------------------------------------------------
1 year            17.17%    11.62%    16.57%    11.57%    --      --
----------------------------------------------------------------------
5 years           50.20     43.06     --        --        --      --
Annual average     8.48      7.42     --        --        --      --
----------------------------------------------------------------------
Life of class     55.97     48.62     19.27     15.27      9.29%
5.71%
Annual average     8.65      7.67      6.07      4.87     --      --
----------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95
                       CLASS A          CLASS B           CLASS M
----------------------------------------------------------------------
Distributions (no.)          6                 6                 6
----------------------------------------------------------------------
Income               $0.245591        $0.215784          $0.233819
----------------------------------------------------------------------
TOTAL                $0.245591        $0.215784          $0.233819
----------------------------------------------------------------------
SHARE VALUE:               NAV        POP       NAV      NAV       POP
----------------------------------------------------------------------
5/31/95                  $9.12       $9.57     $9.12    $9.12    $9.43
----------------------------------------------------------------------
11/30/95                  9.30        9.76      9.30     9.29     9.60
----------------------------------------------------------------------
CURRENT RETURN:
End of period
----------------------------------------------------------------------
Current dividend rate(1)  5.20%       4.95%     4.55%    4.86%
4.70%
Taxable equivalent(2)     8.61        8.20      7.53     8.05     7.78
----------------------------------------------------------------------
Current 30-day
SEC yield(3)              4.87        4.64      4.23     4.72     4.55
Taxable equivalent(2)     8.06        7.68      7.00     7.81     7.53
----------------------------------------------------------------------

For some investors, investment income may be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2)Assumes maximum federal tax rate of 39.60%. Results for investors subject to lower tax rates would not be as advantageous. (3)Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET  ASSET  VALUE (NAV) is the value of the fund's assets,  minus  any
liabilities,  divided  by  the  number  of  outstanding  shares,   not
including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC      -AMBAC Indemnity Corporation

CGIC       -Capital Guaranty Insurance Corporation

CLI        -Connie Lee Insured

COP        -Certificate of Participation

FGIC       -Federal Guaranty Insurance Company

FSA        -Financial Security Assurance

GNMA Coll. -Government National Mortgage Association Collateralized

G.O. Bonds -General Obligation Bonds

IFB        -Inverse Floating Rate Bonds

MBIA       -Municipal Bond Investors Assurance Corporation

VRDN       -Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%)*

PRINCIPAL AMOUNT                                RATINGS**       VALUE

CALIFORNIA (4.5%)
----------------------------------------------------------------------
$15,000,000        Los Angeles, Convention & Exhib. Ctr.
           Rev. Bonds, Ser. A, MBIA, 5 1/8s, 8/15/21  AAA$14,268,750
Florida (87.5%)
----------------------------------------------------------------------
 2,345,000 Brevard Cnty., Hlth. Fac. Fin. Auth. Rev.
           Bond (Courtenay Springs), 7 1/2s, 11/15/09BB/P   2,371,381
           Broward Cnty., Edl. Fac. Auth. Rev. Bonds
 2,500,000 (Nova U. Dorm Project), Ser. A, 7 1/2s,
           4/1/17                                     BBB   2,909,375
   715,000 (Nova U. Dorm Project), Ser. A, 7 1/4s,
           4/1/01                                     BBB     812,419
 2,500,000 (Nova S.E. Univ. Project), CLI, 6s, 4/1/10 AAA   2,600,000
 1,000,000 Broward Cnty., Hlth. Fac. Auth. Rev.
           Bonds (Broward Cnty. Nursing Home), 7 1/2s,
           8/15/20                                      A   1,103,750
           Broward Cnty., Resource Recvy. Rev. Bonds
 1,340,000 (Waste-Energy LP North Project), 7.95s,
           12/1/08                                      A   1,504,150
 3,155,000 (SES Broward Cnty. LP South Project),
           7.95s, 12/1/08                               A   3,541,488
 1,400,000 Clay Cnty., Multi-Fam. Hsg. Fin. Auth.
           Rev. Bonds (Oak Forest), Ser. A, GNMA Coll.,
           7.4s, 12/1/25                              AAA   1,501,500
 1,875,000 Clay Cnty., Single Fam. Hsg. Fin. Auth.
           Rev. Bonds, Ser. A, GNMA Coll., 7.45s,
           9/1/23                                     Aaa   1,989,844
 1,100,000 Cocoa, Wtr. & Swr. Rev. Bonds, Ser. B,
           AMBAC, 5 1/4s, 10/1/16                     AAA   1,073,875
 1,500,000 Coral Springs, Impt. Dist. Wtr. & Swr.
           Rev. Bonds, MBIA, 8 1/4s, 6/1/14           AAA   1,678,125
 4,000,000 Dade Cnty., Hsg. Fin. Auth. Single-
           Family Mtge. Rev. Bonds Ser. B, GNMA Coll.,
           5 1/2s, 10/1/18                            AAA  4,005,000


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                RATINGS**       VALUE

FLORIDA (CONTINUED)
----------------------------------------------------------------------
$2,500,000 Dade Cnty., Seaport G.O. Bonds, AMBAC,
           6 1/4s, 10/1/21                            AAA  $2,634,375
10,000,000 Dade Cnty., Wtr. & Swr. Syst. Rev. Bonds,
           FGIC, 5 1/2s, 10/1/25                      AAA   9,950,000
 1,690,000 Dade Cnty., Single Fam. Hsg. Fin. Auth.
           Mtge. Rev. Bonds, Ser. B, GNMA Coll.,
           8 3/4s, 7/1/17                             AAA   1,761,825
 6,000,000 Escambia Cnty. Poll. Control Rev. Bonds
           (Champion Intl. Corp. Project), 5 7/8s,
           6/1/22                                     BBB   5,805,000
 2,335,000 Escambia Cnty., Single Fam. Hsg. Fin.
           Auth. Mtge. VRDN (Multi-Cnty. Program),
           Ser. A, GNMA Coll., 5s, 10/1/24            Aaa   2,387,538
           FL Hsg. Fin. Agcy. Rev. Bonds
           (Home Ownership Dev. Program)

   660,000 Ser. G-1, GNMA Coll., 7.9s, 3/1/22         Aaa     707,850
 4,690,000 Ser. 1-B, GNMA Coll., 7.1s, 1/1/17         AAA   4,895,188
           FL State Board Education Outlay Rev. Bonds
 2,900,000 Ser. 94-C, MBIA, 5.6s, 6/1/20              AAA   2,903,625
 4,500,000 (Cap. Outlay Pub. Ed.), Ser. D, 5 1/8s,
           6/1/18                                      AA   4,303,125
           FL State Dept. Gen. Svc. Rev. Bonds
 1,500,000 (Fac. Mgmt.), 7 3/4s, 9/1/16               AAA   1,574,640
 7,750,000 (Fac. Mgmt.), AMBAC, 5.4s, 9/1/17          AAA   7,711,250
           FL State Mid-Bay Bridge Auth. Rev. Bonds,
           Ser. A
 1,500,000 8s, 10/1/06                              BBB/P   1,710,000
 2,180,000 7 1/2s, 10/1/17                           BB/P   2,430,700
 2,140,000 6.1s, 10/1/22                              BBB   2,131,975
 2,000,000 FL State Muni. Pwr. Agcy. IFB, AMBAC,
           8.682s, 10/1/20 (acquired 7/10/92 cost
           $2,101,200)++                              AAA   2,572,500
           FL State Tpke. Auth. Rev. Bonds, Ser. A,
           FGIC
 3,000,000 5 1/4s, 7/1/22                             AAA   2,898,750
 8,000,000 5s, 7/1/19                                 AAA   7,580,000
           Gulf Breeze, Local Govt. Rev. Bonds
 2,500,000 Ser. E, FGIC, 7 3/4s, 12/1/15              AAA   2,850,000
 3,645,000 Hillsborough Cnty. Ind., Dev. Auth. Poll.
           Cntl. Rev. Bonds (Tampa Elec. Co. Project),
           6 1/4s, 12/1/34                             AA   3,859,144
 4,500,000 Hillsborough Cnty. School Board COP
           (Master Lease Program), AMBAC, 5 5/8s,
           7/1/15                                     AAA   4,567,500
 2,400,000 Hillsborough Cnty. Util. Rev. Bonds,
           Ser. A, FSA, 6 1/2s, 8/1/16                AAA   2,592,000
 3,000,000 Hillsborough Cnty., Cap. Impt. Rev. Bonds,
           8.3s, 8/1/16                               AAA   3,081,090
 2,500,000 Hillsborough Cnty., Indl. Dev. Auth.
           Poll. Control Rev. Bonds (Tampa Elec. Co.
           Project), Ser. 91, 7 7/8s, 8/1/21           AA   2,950,000
 5,000,000 Jacksonville Elec. Auth. Rev. Bonds
           (Johns River Park System), Ser. II, 5 1/4s,
           10/1/20                                     AA   4,825,000
 3,000,000 Jacksonville, Cap. Impt. Rev. Bonds
           (Gator Bowl Project), AMBAC, 5 1/2s,
           10/1/19                                    AAA  3,007,500


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                RATINGS**       VALUE
FLORIDA (CONTINUED)
----------------------------------------------------------------------
           Jacksonville, Hlth. Fac. Auth. Ind. Dev.
           Rev. Bonds (Cypress Village Project)
$1,350,000 7s, 12/1/22                                Baa  $1,404,000
 3,650,000 7s, 12/1/14                                Baa   3,827,938
   970,000 Jacksonville, Hlth. Fac. Auth. Rev. Bonds
           (Mental Hlth. Ctr.), 9 1/8s, 10/15/19      B/P   1,013,650
 3,000,000 Lake Cnty., Res. Rcvy. Ind. Dev. Rev.
           Bonds (Rcvy. Group), Ser. A, 5.85s, 10/1/09BBB   2,928,750
           Largo, Sun Coast Hlth. Syst. Rev. Bonds
 2,000,000 6.3s, 3/1/20                               BBB   1,887,500
 1,000,000 6.2s, 3/1/13                               BBB     951,250
           Lee Cnty. Board of Directors Hosp. IFB,
           MBIA
 4,000,000 9.144s, 4/1/20                             AAA   4,545,000
10,000,000 (Lee Memorial Hosp.), 6.35s, 3/26/20       AAA  10,512,500
           Leesburg, Hosp. Rev. Bonds
 1,000,000 (Leesburg Regl. Med. Ctr. Project),
           Ser. 91-A, 7 1/2s, 7/1/21                    A   1,187,500
 2,065,000 6 1/8s, 7/1/18                             Baa   2,065,000
 1,750,000 Ser. B, 5.7s, 7/1/18                       Baa   1,664,688
           Miami, Hlth. Fac. Auth. Rev. Bonds
           (Cedars Med. Ctr.)
 1,000,000 Ser. A, 8 3/8s, 10/1/17                    AAA   1,096,250
 1,300,000 Ser. A, 8.2s, 10/1/02                    AAA/P   1,420,250
 4,000,000 Orange Cnty. Hsg. Fin. Auth. VRDN
           (Sundown Assoc. II), Ser. B, 3.85s,
           6/1/04                                   VMIGI   4,000,000
           Orange Cnty., Hlth. Fac. Auth. Rev.
           Bonds
 7,905,000 (Pooled Hosp. Loan), Ser. A, FGIC,
           7 7/8s, 12/1/25                            AAA   8,399,063
 4,000,000 9.512s, 10/1/14 (acquired 4/19/95
           cost $5,273,120)++                         AAA   5,700,000
 1,720,000 Orange Cnty., Hsg. Fin. Auth. Mtge.
           Rev. Bonds Ser. E, GNMA Coll., 7.9s,
           10/1/22                                    Aaa   1,814,600
           Orlando & Orange Cnty., Expressway
           Auth. Rev. Bonds
 2,500,000 7 1/4s, 7/1/14                             AAA   2,600,825
 2,850,000 FGIC, 5 1/2s, 7/1/18                       AAA   2,857,125
 1,996,000 Osceola Cnty., Indl. Dev. Auth. Rev.
           Bonds (Cmnty. Provider Pooled Loan
           Program), Ser. A, CGIC, 7 3/4s, 7/1/10     AAA   2,153,185
 7,000,000 Palm Beach Cnty. School Board. COP,
           Ser. A, AMBAC, 6 3/8s, 8/1/15              AAA   7,560,000
 2,000,000 Palm Beach Cnty., Arpt. Syst. Rev. Bonds,
           MBIA, 7 3/4s, 10/1/10                      AAA   2,355,000
           Palm Beach Cnty., Hlth. Fac. Auth. Rev.
           Bonds (JFK Med. Ctr. Inc. Project)
 2,560,000 8 7/8s, 12/1/18, Prerefunded             AAA/P   2,947,200
 1,770,000 8 7/8s, 12/1/18                            BBB   2,039,925
 4,000,000 5 3/4s, 12/1/14                            AAA   4,390,000
   215,000 Palm Beach Cnty., Single Fam. Hsg. Fin.
           Auth. Mtge. VRDN, GNMA Coll., 7.2s,
           10/1/24                                    AAA     230,050
           Palm Beach Cnty., Solid Waste Indl. Dev.
           Rev. Bonds
 1,500,000 (Osceola Pwr. Ltd.), Ser. A, 6.95s,
           1/1/22                                    BB/P  1,550,625


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                RATINGS**       VALUE

FLORIDA (continued)
----------------------------------------------------------------------
$3,000,000 (Osceola Pwr. Ltd. Partnership),
           Ser. A, 6.85s, 1/1/14                     BB/P  $3,112,500
 5,000,000 Pinellas Cnty., Poll. Control Rev. Bonds
           (FL Pwr. Corp.), 7.2s, 12/1/14               A   5,568,750
   655,000 Polk Cnty., Hsg. Fin. Auth. Rev. Bonds,
           Ser. A, GNMA Coll., 7 7/8s, 9/1/22         Aaa     693,481
 2,000,000 Polk Cnty., Sch. Brd. COP, FSA, 4 7/8s,
           1/1/18                                     AAA   1,832,500
           Port Everglades Auth. Port Impt. Rev.
           Bonds
 5,000,000 Ser. A, 5s, 9/1/16                         BBB   4,443,750
 5,000,000 (FL Port Impt.), 7 1/8s, 11/1/16           AAA   6,212,500
 2,675,000 SCA Tax Exempt Trust, Multi-Fam. Mtge.
           Rev. Bonds (Rcpt.), Ser. A-1, FSA, 7.05s,
           1/1/30                                     AAA   2,832,156
 2,935,000 Sanibel, Swr. Util. Rev. Bonds, 7 1/2s,
           8/1/21                                   AAA/P   3,441,288
 2,390,000 Santa Rosa Cnty., Hlth. Fac. Auth. Rev.
            Bonds (Gulf Breeze Hosp. Inc.), Ser. A,
           6.2s, 10/1/14                              BBB   2,390,000
 2,250,000 South Broward Hosp. Dist. IFB, Ser. C,
           AMBAC, 9.045s, 5/13/21                     AAA   2,559,375
 3,905,000 St. Lucie Cnty., Util. Syst. Rev. Bonds,
           FGIC, 5 1/2s, 10/1/16                      AAA   3,953,813
 7,800,000 St. Petersburg, Hlth. Fac. Auth. Rev.
           Bonds (Allegany Hlth.), Ser. A, MBIA,
           7s, 12/1/15                                AAA   8,804,250
 3,490,000 Sumter Cnty., Capital Impt. Rev Bonds,
           MBIA, 5s, 6/1/24                           AAA   3,284,963
 4,860,000 Sumter Cnty., School Dist. Rev. Bonds
           (Multi Dist. Loan Program), CGIC, 7.15s,
           11/1/15                                    AAA   5,947,425
           Tampa, Rev. Bonds (Allegany Hlth. Syst.,
           St. Joseph), MBIA
 6,000,000 6 1/2s, 12/1/23                            AAA   6,600,000
11,350,000 5 1/8s, 12/1/23                            AAA  10,725,750
 1,800,000 Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
           (Hosp.-Facs Memorial Hlth. Syst. Project),
           8 1/8s, 6/1/08                           AAA/P   2,110,500
----------------------------------------------------------------------
                                                         $274,396,357


MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                RATINGS**       VALUE

GEORGIA (1.7%)
----------------------------------------------------------------------
$5,000,000 Atlanta Metro. Rapid Tran. Auth. Sales
           Tax Rev. Bonds, Ser. O, 6.55s, 7/1/20       AA $5,362,500

PUERTO RICO (5.2%)
----------------------------------------------------------------------
 3,000,000 Cmnwlth. of Puerto Rico G.O. Bonds, MBIA,
           6.45s, 7/1/17                              AAA   3,243,750
 1,500,000 Puerto Rico Comnwlth. Aqueduct & Swr.
           Auth. Rev. Bonds, Ser. A, 7 7/8s, 7/1/17   Baa   1,665,000
 1,000,000 Puerto Rico Comnwlth. Hwy. & Transn. Auth.,
           Ser. T, 6 5/8s, 7/1/18                       A   1,071,245
 1,000,000 Puerto Rico Comnwlth. of Impt. G.O.
           Bonds, 7.7s, 7/1/20                        AAA   1,165,000
 4,750,000 Puerto Rico Elec. Pwr. Auth. Rev. Bonds,
           6 3/8s, 7/1/24                               A   5,029,063
 3,800,000 Puerto Rico Indl. Tourist Edl. Med. &
           Environ. Control Facs. Fing. Auth. Hosp.
           Rev. Bonds (Auxilio Muto Obligation Group),
           Ser. A, MBIA, 6 1/4s, 7/1/16               AAA   4,061,250
----------------------------------------------------------------------
                                                          $16,235,308
----------------------------------------------------------------------
           TOTAL MUNICIPAL BONDS AND NOTES
           (cost $293,261,486)                           $310,262,915
----------------------------------------------------------------------


MUNICIPAL COMMERCIAL PAPER (0.8%)
PRINCIPAL AMOUNT                                                 VALUE

$1,000,000 Jacksonville Cnty., 8 3/4s, 12/6/95        A-1   $1,000,103
 1,500,000 Orange Cnty. Hlth. (Banque Paribas LOC),
           MBIA, 3 3/4s, 12/4/95                      A-1    1,500,154
----------------------------------------------------------------------
           TOTAL MUNICIPAL COMMERCIAL PAPER
           (cost $2,500,257)                                $2,500,257
----------------------------------------------------------------------
           TOTAL INVESTMENTS (cost $295,761,743)***       $312,763,172
----------------------------------------------------------------------

NOTES
----------------------------------------------------------------------
*    Percentages indicated are based on net assets of $313,654,597.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

***  The   aggregate   identified  cost  on  a  tax  cost   basis   is
     $295,779,364, resulting in gross unrealized appreciation and depreciation of $17,282,244 and $298,436, respectively, or net unrealized appreciation of $16,983,808.

++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at November 30, 1995 was $8,272,500 or 2.6% of net assets.

     The fund had the following insurance concentration greater than 10% of net assets at November 30, 1995.

          MBIA                     18.3%

     The fund had the following industry group concentrations greater than 10% of net assets at November 30, 1995.

          Hospitals/Health Care    22.1%
          Utilities/Water & Sewerage17.9
          Transportation/Airlines   12.5

     The rates shown on VRDNs and IFBs, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)

ASSETS
----------------------------------------------------------------------
Investments in securities, at value
(identified cost $295,761,743) (Note 1)                   $312,763,172
----------------------------------------------------------------------
Cash                                                           232,230
----------------------------------------------------------------------
Interest receivable                                          6,181,919
----------------------------------------------------------------------
Receivable for shares of the fund sold                         423,131
----------------------------------------------------------------------
Receivable for securities sold                                 225,000
----------------------------------------------------------------------
TOTAL ASSETS                                              319,825,452

LIABILITIES
----------------------------------------------------------------------
Distributions payable to shareholders                          387,559
----------------------------------------------------------------------
Payable for securities purchased                             4,766,351
----------------------------------------------------------------------
Payable for shares of the fund repurchased                     412,140
----------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                   445,180
----------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      134
----------------------------------------------------------------------
Payable for administrative services (Note 2)                     1,416
----------------------------------------------------------------------
Payable for distribution fees (Note 2)                         121,067
----------------------------------------------------------------------
Other accrued expenses                                          37,008
----------------------------------------------------------------------
TOTAL LIABILITIES                                            6,170,855
----------------------------------------------------------------------
NET ASSETS                                                $313,654,597
----------------------------------------------------------------------

REPRESENTED BY
----------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                           $302,866,244
----------------------------------------------------------------------
Distributions in excess of net investment income
(Note 1)                                                     (409,919)
----------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(Note 1)                                                   (5,803,157)
----------------------------------------------------------------------
Net unrealized appreciation of investments                  17,001,429
----------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO CAPITAL
SHARES OUTSTANDING                                        $313,654,597
----------------------------------------------------------------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------
Net asset value and redemption price of class A shares
($263,515,066 divided by 28,340,867 shares)                      $9.30
----------------------------------------------------------------------
Offering price per share (100/95.25 of $9.30)*                   $9.76
Net asset value and offering price of class B shares
($49,723,592 divided by 5,349,329)+                              $9.30
----------------------------------------------------------------------
Net asset value and offering price of class M shares
($415,939 divided by 44,750)                                     $9.29
----------------------------------------------------------------------
Offering price per share (100/96.75 of $9.29)**                  $9.60
----------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)

TAX EXEMPT INTEREST INCOME                                 $9,623,260
----------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------------
Compensation of Manager (Note 2)                               924,948
----------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                 152,283
----------------------------------------------------------------------
Compensation of Trustees (Note 2)                                6,300
----------------------------------------------------------------------
Reports to shareholders                                         11,971
----------------------------------------------------------------------
Postage                                                         13,310
----------------------------------------------------------------------
Auditing                                                        20,139
----------------------------------------------------------------------
Legal                                                           12,458
----------------------------------------------------------------------
Administrative services (Note 2)                                 4,245
----------------------------------------------------------------------
Amortization of organization expenses (Note 1)                   8,751
----------------------------------------------------------------------
Distribution fees--class A (Note 2)                            262,511
----------------------------------------------------------------------
Distribution fees--class B (Note 2)                            196,063
----------------------------------------------------------------------
Distribution fees--class M (Note 2)                                110
----------------------------------------------------------------------
Other                                                            4,888
----------------------------------------------------------------------
TOTAL EXPENSES                                               1,617,977
----------------------------------------------------------------------
Expense reduction                                            (143,454)
----------------------------------------------------------------------
NET EXPENSES                                                 1,474,523
----------------------------------------------------------------------
NET INVESTMENT INCOME                                        8,148,737
----------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)             2,820,536
----------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)          22,006
----------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the period                                  3,095,497
----------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                      5,938,039
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        14,086,776
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                        ELEVEN MONTHS
                                       SIX MONTHS ENDED         ENDED
                                            NOVEMBER 30        MAY 31
----------------------------------------------------------------------
                                                  1995*          1995
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------
Operations:
----------------------------------------------------------------------
Net investment income                        $8,148,737   $15,802,907
----------------------------------------------------------------------
Net realized gain (loss) on
investments, written options and
futures contracts                             2,842,542   (5,408,850)
----------------------------------------------------------------------
Net unrealized appreciation of
investments and futures contracts             3,095,497    17,688,731
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                              14,086,776    28,082,788
----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------
From net investment income:
 Class A                                    (7,098,610)  (13,660,959)
----------------------------------------------------------------------
 Class B                                    (1,094,106)   (1,811,006)
----------------------------------------------------------------------
 Class M                                          (912)            --
----------------------------------------------------------------------
In excess of net investment income:
----------------------------------------------------------------------
 Class A                                             --     (322,301)
----------------------------------------------------------------------
 Class B                                             --      (42,727)
----------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                    (8,129,610)   (9,529,703)
----------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS     (2,236,462)     2,716,092
----------------------------------------------------------------------

NET ASSETS
----------------------------------------------------------------------
Beginning of period                         315,891,059   313,174,967
----------------------------------------------------------------------
END OF PERIOD (Including distributions
in excess of net investment income of
$409,919 and $365,028, respectively)       $313,654,597  $315,891,059
----------------------------------------------------------------------

*    Unaudited

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                            FOR THE PERIOD            FOR THE
                               MAY 1, 1995             ELEVEN
                  SIX MONTHS (COMMENCEMENT  SIX MONTHS MONTHS     YEAR
                       ENDEDOF OPERATIONS)       ENDED  ENDED    ENDED
                 NOVEMBER 30     TO MAY 31 NOVEMBER 30 MAY 31 JUNE 30
----------------------------------------------------------------------
                     1995(+)          1995     1995(+)  1995*     1994
----------------------------------------------------------------------
                            Class M                  Class B
----------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD    $9.12         $8.87       $9.12  $8.76    $9.53
----------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income    .09           .04         .22    .40      .44
Net realized and
unrealized gain (loss)
on investments           .31           .25         .18    .36    (.66)
----------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS               .40           .29         .40    .76    (.22)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment
income                 (.23)         (.04)       (.22)  (.39)    (.44)
In excess of net
investment income         --            --          --  (.01)       --
From net realized gain
on investments            --            --          --     --    (.09)
In excess of net
realized gain
on investments            --            --          --     --    (.02)
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS    (.23)         (.04)       (.22)  (.40)    (.55)
----------------------------------------------------------------------
NET ASSET VALUE, END OF
PERIOD                 $9.29         $9.12       $9.30  $9.12    $8.76
----------------------------------------------------------------------
TOTAL INVESTMENT RETURN
AT NET ASSET VALUE (%)(b)4.53(c)   3.28(c)     4.43(c)9.06(c)   (2.55)
----------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)          $416            $1     $49,724$44,581  $36,930
----------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(d)     .53(c)        .10(c)      .80(c)1.42(c)     1.51
----------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)1.79(c)       .45(c)     2.36(c)4.62(c)     4.74
----------------------------------------------------------------------
Portfolio turnover (%)36.32(c)       61.46    36.32(c)  61.46    64.83
----------------------------------------------------------------------

                                       FOR THE
   JANUARY 4, 1993                      ELEVEN   AUGUST 24, 1990
     (COMMENCEMENT   SIX MONTHS         MONTHS   (COMMENCEMENT
 OF OPERATIONS) TO        ENDED          ENDED   OF OPERATIONS) TO
           JUNE 30  NOVEMBER 30        MAY 31    YEAR ENDED JUNE 30            JUNE 30
----------------------------------------------------------------------
---------------------
              1993         1995(+)       1995*          1994      1993        1992       1991
----------------------------------------------------------------------
---------------------
                                CLASS A
----------------------------------------------------------------------
---------------------
             $9.17      $9.12   $8.77   $9.53     $9.08       $8.65      $8.50
----------------------------------------------------------------------
---------------------

               .21     .25    .46    .50    .56(a)      .60(a)     .52(a)
               .36     .18    .35    (.65)   .53         .45        .15
----------------------------------------------------------------------
---------------------
               .57             .43         .81         (.15)      1.09        1.05        .67
----------------------------------------------------------------------
---------------------
        (.21)           (.25)       (.45)         (.50)     (.56)       (.60)      (.52)

                --              --       (.01)            --        --          --         --

                --              --          --         (.09)     (.08)  (.02)         --

                --              --          --         (.02)        --    --         --
----------------------------------------------------------------------
---------------------
             (.21)           (.25)       (.46)         (.61)     (.64)  (.62)      (.52)
----------------------------------------------------------------------
---------------------
             $9.53           $9.30       $9.12         $8.77     $9.53  $9.08      $8.65
----------------------------------------------------------------------
---------------------
          12.84(c)         4.78(c)     9.58(c)        (1.79)     12.44  12.57    9.46(c)
----------------------------------------------------------------------
---------------------
       $17,881        $263,515    $271,309      $276,245  $278,039  $195,963   $109,739
----------------------------------------------------------------------
---------------------
       .78(c)          .48(c)      .83(c)           .91    .77(a)      .60(a)  .41(a)(c)
----------------------------------------------------------------------
---------------------
      2.21(c)         2.70(c)     5.24(c)          5.38   5.94(a)     6.73(a)    5.94(a)
----------------------------------------------------------------------
---------------------
       106.69        36.32(c)       61.46         64.83    106.69       72.73   46.72(c)
----------------------------------------------------------------------
---------------------

*                 The fiscal year has advanced from June 30 to May
                  31.

(+)  Unaudited

(a) Reflects an absorption of expenses incurred by the fund and an expense limitation applicable during the period. As a result of these limitations, expenses of the fund for the year ended June 30, 1992 and the period ended June 30, 1991, reflect a reduction of $0.02 and $0.04 per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  Not annualized

(d) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through brokerage service and expenses offset arrangments. Prior period ratios exclude these amounts (See Note 2).

NOTES TO FINANCIAL STATEMENTS
November 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%.Class B shares, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro- rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees. Putnam Management is responsible for determining that the value of short- term instruments is at all times equal to the resale price, including accrued interest.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

D DISTRIBUTIONS TO SHAREHOLDERS Income dividends are recorded daily by the fund and are distributed monthly. Capital gains distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds and original issue bonds, are accreted according to the effective yield method.

F FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers

H UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares were $75,474. These expenses are being amortized over a five-year period.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS Compensation of Putnam Investment Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.60% of the first $500 million of the fund's average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.4% of any amount over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $780, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial  functions for the fund's assets are provided by the  Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended November 30, 1995, fund expenses were reduced by $143,454 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $24,667 and $37 from the sale of class A and class M shares, respectively and received $71,893 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $4,760 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES During the period ended November 30, 1995, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $112,249,918 and $109,937,796, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

NOTE 4
CAPITAL SHARES
At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Class M shares became effective on May 1, 1995 and 113 shares were sold to Putnam Investments, Inc. for $1,003. Transactions in capital shares were as follows:

----------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                           NOVEMBER 30
----------------------------------------------------------------------
1995
----------------------------------------------------------------------
CLASS A                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                              1,434,419        $13,027,294
Shares issued in connection
with reinvestment of distributions         335,967          3,038,043
----------------------------------------------------------------------
1,770,386                               16,065,337
----------------------------------------------------------------------
Shares repurchased                     (3,183,240)       (28,769,730)
----------------------------------------------------------------------
NET DECREASE                           (1,412,854)      $(12,704,393)
----------------------------------------------------------------------
                                                         ELEVEN MONTHS
                                                                 ENDED
                                                                MAY 31
----------------------------------------------------------------------
1995
----------------------------------------------------------------------
CLASS A                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                              5,779,235        $49,373,332
Shares issued in connection
with reinvestment of distributions         687,442          5,977,266
----------------------------------------------------------------------
6,466,677                               55,350,598
----------------------------------------------------------------------
Shares repurchased                     (8,212,455)       (70,755,752)
----------------------------------------------------------------------
NET DECREASE                           (1,745,778)      $(15,405,154)
----------------------------------------------------------------------
                                                      SIX MONTHS ENDED
                                                           NOVEMBER 30
----------------------------------------------------------------------
1995
----------------------------------------------------------------------
CLASS B                                     SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                                741,937         $6,737,894
Shares issued in connection
with reinvestment of distributions          45,999            415,668
----------------------------------------------------------------------
787,936                                  7,153,562
----------------------------------------------------------------------
Shares repurchased                       (328,909)        (2,988,599)
----------------------------------------------------------------------
NET INCREASE                               459,027         $4,164,963
----------------------------------------------------------------------
                                                         ELEVEN MONTHS
                                                                 ENDED
                                                                MAY 31
----------------------------------------------------------------------
1995
----------------------------------------------------------------------
CLASS B                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                              1,642,091        $14,208,252
Shares issued in connection with
reinvestment of distributions               82,121            714,840
----------------------------------------------------------------------
1,724,212                               14,923,092
----------------------------------------------------------------------
Shares repurchased                     (1,047,931)        (9,048,644)
----------------------------------------------------------------------
NET INCREASE                               676,281         $5,874,448
----------------------------------------------------------------------
                                                            SIX MONTHS
                                                                 ENDED
                                                           NOVEMBER 30
----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
CLASS M                                     SHARES             AMOUNT
----------------------------------------------------------------------
Shares sold                                 44,619           $409,659
Shares issued in connection with
reinvestment of distributions                   18                161
----------------------------------------------------------------------
44,637                                     409,820
----------------------------------------------------------------------
Shares repurchased                              --                 --
----------------------------------------------------------------------
NET INCREASE                                44,637           $409,820
----------------------------------------------------------------------

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

James E. Erickson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

John D. Hughes
Senior Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

                                                             Bulk Rate
                                                          U.S. Postage
                                                                  PAID
                                                                Putnam
                                                           Investments

22179          1/96

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS.

(1)  Rule lines for tables are omitted.

(2)  Italic typefaces is displayed in normal type.

(3)  Boldface type is displayed in capital letters.

(4) Headers (e.g. the names of the fund) and footers (e.g. page numbers and OThe accompanying notes are an integral part of these financial statementsO) are omitted.

(5) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

(6)  Bullet points and similar graphic symbols are omitted.

(7)  Page numbering is different.